Subsequent events	12 Months Ended
Jun. 30, 2017
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

 34. Subsequent events

La Malteria S.A.

On July 11, 2018, the Company "La Malteria S.A." was formed, with a capital contribution of Ps. 0.1 represented by 100,000 common nominative shares with a par value of 1 peso. IRSA Commercial Properties S.A. subscribed 95,000 shares of share capital, while the remaining 5,000 were subscribed by FIBESA Sociedad Anónima.

Acquisition de predio Malteria Hudson

In July 2018, we announced the acquisition, of a property of 147,895 square meters of surface and approximately 40,000 sqm of built surface known as “Maltería Hudson”, located in the intersection of route 2 and Buenos Aires - La Plata highway, in the City of Hudson, province of Buenos Aires. The price of the operation was set at the amount of USD 7.0 million.

Moreover, we entered into an agreement to buy the two adjoining properties to “La Maltería” of approximately 49,000 sqm and 57,000 sqm respectively, for a total amount of USD 720,825

In addition, we granted an option to a non-related third party to buy from us between 15% to 30% of the outstanding shares of “La Maltería S.A.” at the acquisition price plus a certain interest for a six month period.

The purpose of this acquisition is the future development of a mixed-use project, with a total constructive capacity of approximately 177,000 sqm.

Devaluation of the Argentine Peso

As of the issuance date of these financial statements, the Argentine peso has suffered a devaluation against the US dollar and other currencies close to 31%, as compared to the exchange rate as of the end of the year, which has an impact on the figures presented in these Financial Statements, mainly originated by exposure to the exchange rate of our revenues and costs of the "offices and other properties" segment, and our assets and liabilities, denominated in foreign currency.